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                                  EXHIBIT 10.40

                                 PROMISSORY NOTE

$56,250.00       Cincinnati             Ohio     October 31, 2000
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  Amount           City                 State          Date

                  In consideration of value received, the undersigned promises to pay, in lawful money of the United States of America, on demand to the order of Cadre Computer Resources, Inc., a Delaware corporation, at its offices located at 2600 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202, the principal sum of Fifty-Six Thousand Two Hundred Fifty Dollars ($56,250.00) plus interest.

                  Interest shall accrue and be payable annually on the last day of each year at the short term semi-annual Applicable Federal Rate as published by the Internal Revenue Service, currently 6.27%, until this Note, together with all accrued interest, be paid in full.

                  Any payment hereon shall be applied first to the payment of any interest which may then be due and unpaid and the balance thereof to the repayment of the said principal amount.

                  This Note shall be and become immediately due and payable at the option of the holder without any demand or notice upon the first to occur of the following: (1) the holder deems itself insecure, (2) the death, insolvency, assignment for the benefit of creditors, or the commencement of any bankruptcy or insolvency proceedings of or against the undersigned, or (3) upon termination of employment of the undersigned with Cadre Computer Resources, Inc. or its affiliates for any reason.

                  The undersigned agrees to pay all costs of collection which may be incurred should suit be instituted.

                  The waiver of any provision, term or condition of this Note shall not be taken to be a waiver of any subsequent breach of the same or any other provision, term or condition.

                  The undersigned hereby waives presentment, demand, notice of dishonor, protest and notice of nonpayment and protest.


                                                --------------------------------
Witness:                                        Edward L. Hutton


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